EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	3Q 2007	3Q 2006
Reported Net Income	$1,324	$1,170
EPS - Diluted	$1.58	$1.36
Core Results	$1,210	$1,103
EPS - Diluted	$1.45	$1.28
Total Worldwide Production (mboe/day)	570	533
Total Worldwide Crude Oil Realizations ($/BBL)	$67.81	$61.83
Domestic Natural Gas Realizations ($/MCF)	$5.90	$5.88
Wtd. Average Basic Shares O/S (mm)	833.1	852.8
Wtd. Average Diluted Shares O/S (mm)	837.0	860.3
	YTD 2007	YTD 2006
Reported Net Income	$3,948	$3,261
EPS - Diluted	$4.69	$3.78
Core Results	$2,941	$3,332
EPS - Diluted	$3.50	$3.86
Total Worldwide Production (mboe/day)	563	539
Total Worldwide Crude Oil Realizations ($/BBL)	$59.47	$59.61
Domestic Natural Gas Realizations ($/MCF)	$6.45	$6.79
Wtd. Average Basic Shares O/S (mm)	837.0	854.2
Wtd. Average Diluted Shares O/S (mm)	840.9	863.0
Shares Outstanding (mm)	828.6	841.1
Cash Flow from Operations	$4,300	$4,800

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Third Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$2,029	$(12)	Sale of oil & gas interests	$1,988
		74	Exploration Impairments
		(103)	Sale of exploration properties
Chemical	212			212
Corporate
Interest expense, net	(11)			(11)
Other	(52)	(42)	Sale of Lyondell shares	(94)
Taxes	(862)	(23)	Tax effect of adjustments	(885)
		-
Income from continuing operations	1,316	(106)		1,210
Discontinued operations, net of tax	8	(8)	Discontinued operations, net	-
Net Income	$1,324	$(114)		$1,210
Basic Earnings Per Common Share
Income from continuing operations	$1.58
Discontinued operations, net	0.01
Net Income	$1.59			$1.45
Diluted Earnings Per Common Share
Income from continuing operations	$1.57
Discontinued operations, net	0.01
Net Income	$1.58			$1.45

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 Third Quarter

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$1,790			$1,790
Chemical	248			248
Corporate
Interest expense, net	(18)			(18)
Other	(59)			(59)
Taxes	(858)			(858)

Income from continuing operations	1,103	-		1,103
Discontinued operations, net of tax	67	(67)	Discontinued operations, net	-
Net Income	$1,170	$(67)		$1,103
Basic Earnings Per Common Share
Income from continuing operations	$1.29
Discontinued operations, net	0.08
Net Income	$1.37			$1.29
Diluted Earnings Per Common Share
Income from continuing operations	$1.28
Discontinued operations, net	0.08
Net Income	$1.36			$1.28

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 First Nine Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$5,719	$(412)	Sale of Russia	$5,131
		(112)	Litigation settlements
		(35)	Sale of oil & gas interests
		74	Exploration Impairments
		(103)	Sale of exploration properties
Chemical	507			507
Corporate
Interest expense, net	(186)	167	Debt purchases	(19)
Other	40	47	Plant closure	(239)
		(326)	Sale of Lyondell shares
Taxes	(2,450)	11	Tax effect of adjustments	(2,439)
		-
Income from continuing operations	3,630	(689)		2,941
Discontinued operations, net of tax	318	(318)	Discontinued operations	-
Net Income	$3,948	$(1,007)		$2,941
Basic Earnings Per Common Share
Income from continuing operations	$4.34
Discontinued operations, net	0.38
Net Income	$4.72			$3.51
Diluted Earnings Per Common Share
Income from continuing operations	$4.31
Discontinued operations, net	0.38
Net Income	$4.69			$3.50

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2006 First Nine Months

Net Income (Loss)

($ millions)

	Reported Income	Significant Items Affecting Income		Core Results
Oil & Gas	$5,458			$5,458
Chemical	749			749
Corporate
Interest expense, net	(80)			(80)
Other	(212)			(212)
Taxes	(2,583)			(2,583)

Income from continuing operations	3,332	-		3,332
Discontinued operations, net of tax	(71)	71	Discontinued operations, net	-
Net Income	$3,261	$71		$3,332
Basic Earnings Per Common Share
Income from continuing operations	$3.90
Discontinued operations, net of tax	(0.08)
Net Income	$3.82			$3.90
Diluted Earnings Per Common Share
Income from continuing operations	$3.86
Discontinued operations, net of tax	(0.08)
Net Income	$3.78			$3.86

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Items Affecting Comparability of Core Results Between Periods

The item(s) below are included in core results and are shown in this table because they affect the comparability between periods.

Pre-tax
Income / (Expense)	Third Quarter		Nine Months
	2007	2006	2007	2006
Corporate
Environmental remediation	(10)	(8)	(24)	(24)
Severance	(8)	(2)	(13)	(11)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2007	2007	2006	2007	2006
REPORTED INCOME	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas (a)	2,029	1,682	1,790	5,719	5,458
Chemicals	212	158	248	507	749
Corporate & other	(63)	209	(77)	(146)	(292)
Pre-tax income	2,178	2,049	1,961	6,080	5,915
Income tax expense
Federal and state	363	456	416	1,085	1,251
Foreign (a)	499	448	442	1,365	1,332
Total	862	904	858	2,450	2,583

Income from continuing operations	1,316	1,145	1,103	3,630	3,332
Worldwide effective tax rate	40%	44%	44%	40%	44%
	2007	2007	2006	2007	2006
CORE RESULTS	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas (a)	1,988	1,656	1,790	5,131	5,458
Chemicals	212	158	248	507	749
Corporate & other	(105)	(80)	(77)	(258)	(292)
Pre-tax income	2,095	1,734	1,961	5,380	5,915
Income tax expense
Federal and state	386	343	416	1,074	1,251
Foreign (a)	499	448	442	1,365	1,332
Total	885	791	858	2,439	2,583

Core results	1,210	943	1,103	2,941	3,332
Worldwide effective tax rate	42%	46%	44%	45%	44%

(a) Revenues and income tax expense include taxes owed by Occidental but paid by governmental entities on its behalf. Oil and gas pre-tax income includes the following revenue amounts by periods.

2007	2007	2006	2007	2006
QTR 3	QTR 2	QTR 3	9 Months	9 Months
331	300	299	919	871

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Third Quarter Net Income (Loss)

Reported Income Comparison

	Third	Second
	Quarter	Quarter
	2007	2007	B / (W)
Oil & Gas	$2,029	$1,682	$347
Chemical	212	158	54
Corporate
Interest expense, net	(11)	6	(17)
Other	(52)	203	(255)
Taxes	(862)	(904)	42
Income from continuing operations	1,316	1,145	171
Discontinued operations, net	8	267	(259)
Net Income	$1,324	$1,412	$(88)
Earnings Per Common Share
Basic	$1.59	$1.68	$(0.09)
Diluted	$1.58	$1.68	$(0.10)
Worldwide Effective Tax Rate	40%	44%	4%

OCCIDENTAL PETROLEUM

2007 Third Quarter Net Income (Loss)

Core Results Comparison

	Third	Second
	Quarter	Quarter
	2007	2007	B / (W)
Oil & Gas	$1,988	$1,656	$332
Chemical	212	158	54
Corporate
Interest expense, net	(11)	1	(12)
Other	(94)	(81)	(13)
Taxes	(885)	(791)	(94)
Core Results	$1,210	$943	$267
Core Results Per Common Share
Basic	$1.45	$1.13	$0.32
Diluted	$1.45	$1.12	$0.33
Worldwide Effective Tax Rate	42%	46%	4%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 3Q07 vs. 2Q07

($ millions)

* Higher operating expense

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 3Q07 vs. 2Q07

($ millions)

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2007 Third Quarter Net Income (Loss)

Reported Income Comparison

	Third	Third
	Quarter	Quarter
	2007	2006	B / (W)
Oil & Gas	$2,029	$1,790	$239
Chemical	212	248	(36)
Corporate
Interest expense, net	(11)	(18)	7
Other	(52)	(59)	7
Taxes	(862)	(858)	(4)
Income from continuing operations	1,316	1,103	213
Discontinued operations, net	8	67	(59)
Net Income	$1,324	$1,170	$154
Earnings Per Common Share
Basic	$1.59	$1.37	$0.22
Diluted	$1.58	$1.36	$0.22
Worldwide Effective Tax Rate	40%	44%	4%

OCCIDENTAL PETROLEUM

2007 Third Quarter Net Income (Loss)

Core Results Comparison

	Third	Third
	Quarter	Quarter
	2007	2006	B / (W)
Oil & Gas	$1,988	$1,790	$198
Chemical	212	248	(36)
Corporate
Interest expense, net	(11)	(18)	7
Other	(94)	(59)	(35)
Taxes	(885)	(858)	(27)
Core Results	$1,210	$1,103	$107
Core Results Per Common Share
Basic	$1.45	$1.29	$0.16
Diluted	$1.45	$1.28	$0.17
Worldwide Effective Tax Rate	42%	44%	2%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Oil & Gas

Variance Analysis 3Q07 vs. 3Q06

($ millions)

* DD&A rate increase (40) and higher operating expenses

OCCIDENTAL PETROLEUM

Chemical

Variance Analysis 3Q07 vs. 3Q06

($ millions)

* Lower energy and feedstock costs

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2007	2006	2007	2006
NET PRODUCTION PER DAY:
United States
Crude Oil and Liquids (MBL)
California	90	84	89	83
Permian	171	168	167	167
Hugoton and other	4	3	3	3
Total	265	255	259	253
Natural Gas (MMCF)
California	264	255	254	254
Hugoton and other	158	139	154	137
Permian	182	198	189	194
Total	604	592	597	585
Latin America
Crude Oil (MBL)
Argentina	31	37	33	33
Colombia	42	33	43	35
Total	73	70	76	68
Natural Gas (MMCF)
Argentina	22	19	24	18
Bolivia	18	16	17	16
Total	40	35	41	34
Middle East / North Africa
Crude Oil (MBL)
Oman	18	17	20	17
Dolphin	3	-	1	-
Qatar	46	41	46	43
Yemen	22	27	26	30
Libya	20	15	22	21
Total	109	100	115	111
Natural Gas (MMCF)
Oman	34	35	31	32
Dolphin	69	-	23	-
Total	103	35	54	32
Barrels of Oil Equivalent (MBOE)
Subtotal consolidated subsidiaries	572	535	566	541
Other interests
Colombia - minority interest	(4)	(4)	(5)	(4)
Yemen - Occidental net interest	2	2	2	2
Total worldwide production - MBOE	570	533	563	539

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2007	2006	2007	2006
OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	68.83	62.38	59.71	59.74
Natural gas ($/MCF)	5.90	5.88	6.45	6.79
Latin America
Crude Oil ($/BBL)	60.77	55.19	53.00	54.58
Natural Gas ($/MCF)	2.68	2.08	2.31	1.91
Middle East / North Africa
Crude Oil ($/BBL)	71.30	65.84	63.93	62.85
Natural Gas ($/MCF)	1.01	0.97	0.99	0.96
Total Worldwide
Crude Oil ($/BBL)	67.81	61.83	59.47	59.61
Natural Gas ($/MCF)	5.05	5.42	5.78	6.25
	Third Quarter		Nine Months
	2007	2006	2007	2006
Exploration Expense
Domestic	$73	$27	$100	$75
Latin America	5	6	36	12
Middle East / North Africa	48	37	162	90
Other Eastern Hemisphere	-	4	23	18
TOTAL REPORTED	$126	$74	$321	$195
Less - non-core impairments	(58)	-	(58)	-
TOTAL CORE	$68	$74	$263	$195

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
Capital Expenditures ($MM)	2007	2006	2007	2006
Oil & Gas
California	$160	$150	$445	$376
Permian	153	149	470	414
Other - U.S.	43	63	143	190
Latin America	136	98	359	223
Middle East / North Africa	315	226	924	623
Other Eastern Hemisphere	-	1	7	1
Chemicals	66	49	141	129
Corporate	7	11	21	21
TOTAL	$880	$747	$2,510	$1,977
Depreciation, Depletion &	Third Quarter		Nine Months
Amortization of Assets ($MM)	2007	2006	2007	2006
Oil & Gas
Domestic	$286	$229	$787	$636
Latin America	84	77	262	196
Middle East / North Africa	142	132	427	390
Chemicals	76	72	226	208
Corporate	14	6	38	16
TOTAL	$602	$516	$1,740	$1,446

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Sep-07	31-Dec-06
CAPITALIZATION
Long-Term Debt (including current maturities)	$1,904	$2,790
Subsidiary Preferred Stock	75	75
Others	25	25
Total Debt	$2,004	$2,890
EQUITY	$21,901	$19,252
Total Debt To Total Capitalization	8%	13%

Investor Relations Supplemental Schedules

See the investor relations supplemental schedules for the reconciliation of non-GAAP items. Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could materially affect expected results. Factors that could cause results to differ materially include, but are not limited to: exploration risks, such as drilling of unsuccessful wells; global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. You should not place undue reliance on these forward-looking statements which speak only as of the date of this filing. Unless legally required, Occidental disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800-SEC-0330.